UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
June 13, 2005
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events

      On June 13, 2005, Callon Petroleum Company called for redemption all of its outstanding shares of $2.125 Convertible Exchangeable Preferred Stock, Series A. The press release announcing the redemption is attached as Exhibit 99.1 and the notice of redemption of all outstanding shares of $2.125 Convertible Exchangeable Preferred Stock, Series A and letter of transmittal sent to holders of record of the preferred stock is attached as Exhibit 99.2.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated June 13, 2005 announcing Callon Petroleum Company calling for redemption all outstanding shares of its $2.125 Convertible Exchangeable Preferred Stock, Series A.

99.2	Callon Petroleum Company’s notice of redemption of all outstanding shares of $2.125 Convertible Exchangeable Preferred Stock, Series A and letter of transmittal

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
June 13, 2005	By:	/s/ Fred L. Callon
Fred L. Callon
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated June 13, 2005 announcing Callon Petroleum Company calling for redemption all outstanding shares of its $2.125 Convertible Exchangeable Preferred Stock, Series A.

99.2	Callon Petroleum Company’s notice of redemption of all outstanding shares of $2.125 Convertible Exchangeable Preferred Stock, Series A and letter of transmittal

3